SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 28, 2020.

For Certain MFS® Funds

Effective immediately, the following Waiver Category is added to the table entitled "General Waivers" in the section entitled "WAIVERS AND REDUCTIONS - Financial Intermediary Category I" under the main heading entitled "Appendix A – Waivers and Reductions of Sales Charges":
Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
R. Stifel, Nicolaus & Company, Inc. ("Stifel") Accounts Maintained at an Omnibus Level (Class A shares only)
A shareholder in the fund's Class C shares will have such Class C shares converted at net asset value to Class A shares of the fund in the 7th year following the anniversary of the purchase date or earlier at the discretion of Stifel, but in no event earlier than the expiration of the applicable Class C CDSC.
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1042989                                      1                                                                                                                      MULTI-SUP-I-082820